EXHIBIT  99.1
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                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER


     Pursuant to 18 U.S.C. 1350, the undersigned officer of International Airline Support Group, Inc. (the "Company") hereby certifies that the Quarterly Report on Form 10-Q of the Company for the quarter ended November 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:     January  14,  2003


                                        /s/  Alexius  A.  Dyer  III_______
                                        ----------------------------------
                                   Name:     Alexius  A.  Dyer  III
                                   Title:     Chairman,  President  and
                                        Chief  Executive  Officer